Exhibit 99.1

SEEQC and Allegro Merger Corp. Enter Into Merger Agreement

ELMSFORD, N.Y., January 16, 2026 – SEEQC, Inc. (“SEEQC” or the “Company”), a developer and manufacturer of scalable, energy efficient digital chips for quantum computing systems, today announced that it has entered into a definitive merger agreement with Allegro Merger Corp. (“Allegro”), an SEC reporting company.

Under the terms of the merger agreement, and subject to the satisfaction of the conditions set forth therein, SEEQC will form a wholly owned subsidiary, which will merge with and into Allegro, with Allegro surviving the merger as a wholly owned subsidiary of SEEQC. In connection with the execution of the merger agreement, the Company and Allegro entered into subscription agreements for the sale of approximately $65 million of common stock of Allegro (the “PIPE transaction” and together with the merger, the “transactions”). Upon completion of the merger, all outstanding shares of common stock of Allegro, including those to be sold in the PIPE transaction, will be canceled and exchanged for the right to receive shares of SEEQC’s common stock. The transaction values SEEQC at approximately $1 billion.

SEEQC develops and manufactures digital, chip-based solutions that integrate control, readout, and classical processing functions directly on-chip integrated with quantum processors (QPUs) for quantum computing system developers. By colocating these functions with qubits at milliKelvin temperature, SEEQC’s architecture reduces reliance on room-temperature electronics and supports low-latency, efficient data throughput quantum computing operations. SEEQC’s chip-based architecture is designed to operate across multiple qubit modalities, including superconducting, spin silicon, and other quantum technologies.

The Company’s technology has been deployed in research and system-integration collaborations with government agencies, academic institutions, and industry partners, including work with IBM under the U.S. Department of Defense’s DARPA Quantum Benchmarking Initiative, as well as previously disclosed collaborations with NVIDIA, Booz Allen Hamilton, and Rigetti – among others.

Additional information regarding the proposed transactions, including their closing conditions, will be included in a Current Report on Form 8-K to be filed by Allegro with the Securities and Exchange Commission.

The Board of Directors of SEEQC and Allegro have unanimously approved the transactions. The transactions are anticipated to close in the second quarter of 2026, subject to the satisfaction of customary closing conditions, including regulatory and shareholder approvals.

Advisors

Centerview Partners LLC is serving as financial advisor to SEEQC, and BTIG, LLC is serving as capital markets advisor to SEEQC and sole placement agent on the PIPE transaction. DLA Piper LLP (US) and Perkins Coie LLP are serving as legal advisors to SEEQC. Graubard Miller is serving as legal advisor to Allegro. Ellenoff Grossman & Schole LLP is serving as legal counsel to the placement agent, BTIG, LLC.

About SEEQC

SEEQC is building quantum computers on a chip. SEEQC’s digital chip technology is designed to make quantum systems scalable, energy efficient, and commercially viable. SEEQC’s chip-based approach works across the entire quantum ecosystem. Its digital chips power quantum AI and heterogeneous computing. Founded as a spin-out from Hypres, itself founded by key members from IBM’s superconducting electronics division, SEEQC is led by a world-class team and operates advanced chip development and fabrication facilities in the United States and Europe.

About Allegro

Allegro Merger Corp. is an SEC reporting company formed to consummate a strategic transaction with a business or entity.

Additional Information and Where To Find It

In connection with the merger, SEEQC intends to file with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a prospectus with respect to the securities to be issued in connection with the merger (the “prospectus”), as well as other relevant documents concerning the transactions. The registration statement is also expected to include an information statement with respect to the approval of the transactions by the Allegro stockholders. After the registration statement is declared effective by the SEC, the prospectus and information statement included in the registration statement will be mailed to Allegro shareholders. INVESTORS AND SHAREHOLDERS OF ALLEGRO ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROSPECTUS AND INFORMATION STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a free copy of the prospectus and information statement, as well as other filings containing information about SEEQC and Allegro, without charge, once available, at the SEC’s website, http://www.sec.gov.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the transactions. This press release shall also not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements with respect to the expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding Allegro, SEEQC, the transactions and statements regarding the anticipated benefits and timing of the completion of the transactions, plans and use of proceeds, objectives of management for future operations of SEEQC, expected operating costs, the upside potential and opportunity for investors, SEEQC’s plan for value creation and strategic advantages, market and growth opportunities, regulatory conditions, competitive position and the interest of other competitors in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the transactions, the satisfaction of closing conditions to the merger and the PIPE Financing, and SEEQC’s and Allegro’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to:

●	the risk that the transactions may not be completed in a timely manner or at all;

●	the failure by the parties to satisfy the conditions to the consummation of the PIPE Financing and the merger, including shareholder approvals;

●	the failure to realize the anticipated benefits of the transactions;

●	the outcome of any potential legal proceedings that may be instituted against SEEQC, Allegro, or others following announcement of the transactions;

●	the failure of SEEQC to obtain or maintain the listing of its securities on any stock exchange on which the securities of SEEQC will be listed after closing of the merger;

●	costs related to the transactions and as a result of SEEQC becoming a public company;

●	technological developments and changes in business, market, financial, political and regulatory conditions;

●	the risk that after consummation of the merger, SEEQC could experience difficulties managing its growth and expanding operations;

●	challenges in implementing SEEQC’s business plan due to operational challenges, significant competition, regulatory changes or other factors;

●	those risk factors discussed in documents of SEEQC and/or Allegro filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Allegro’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by SEEQC, and other documents filed or to be filed by SEEQC and Allegro from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of SEEQC or Allegro presently know or currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation, or intends, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that SEEQC or Allegro will achieve its expectations.

SEEQC Media & Investor Contact

SEEQC@icrinc.com

Allegro Media & Investor Contact

Adam Jaffe, CFO, Allegro Merger Corp.; ajaffe@crescendopartners.com

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